Share Acquisition Agreement
between

Tamaris plc
as Seller


and


Omega Worldwide, Inc.
as Purchaser




relating to



sale and purchase of certain subsidiaries of Tamaris plc

THIS Agreement is dated the 29th day of October 1999 and made

BETWEEN:

(1) TAMARIS PLC (the "Seller"), a company registered in England and Wales with company number 1698076 and having its registered office at Dormy House, Ridgemont Road, Sunningdale, Berkshire SL5 9RL; and

(2) OMEGA WORLDWIDE, INC. (the "Purchaser"), a company incorporated in Maryland, USA and having its principal place of business at 900 Victors Way, Suite 345, Ann Arbor, Michigan 48108, USA.

WHEREAS the Purchaser has offered to purchase (or procure the purchase of) and the Seller has agreed to sell (or procure the sale of) the entire issued share capital of the Companies (defined below) on the terms and conditions hereinafter set out.

IT IS HEREBY AGREED as follows:-

1.       Interpretation

1.1      Definitions

         In this Agreement the following expressions shall bear the following respective meanings:-

         "Agreed Form" means in the form of the document annexed hereto and initialled by or on behalf of the Seller and the Purchaser for the purposes of identification;

         "Bank Indebtedness" means all amounts owed or owing by the Companies to Barclays Bank plc at Completion;

         "Companies"  means the  companies  details  of which  are set out in
          Schedule  1 and the term  "Company"  shall be  construed  accordingly;

         "Charge" means the debenture dated 14 October 1998 in favour of Barclays Bank plc (and any other security in favour of Barclays Bank plc over or in respect of the Sale Shares);

         "Completion" shall mean completion of the sale and purchase of the Sale
          Shares as provided or referred to in Clause 4;

         "Condition" means the condition described in Clause 4.1;

         "Deeds of Release" means the deeds of release in favour of the Companies, the Seller and certain members of the Seller's Retained Group from Barclays Bank plc in the Agreed Form;

         "Encumbrances" includes any interest or equity of any person (including any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien (other than liens arising by operation of law and securing indebtedness not more than seven days overdue), assignment, hypothecation or other priority interest, deferred purchase, entitlement of retention, trust, leasing, sale and repurchase or sale and lease back arrangements, right of set off or any other agreement or arrangement whatsoever having the same commercial or economic effect as security (including any hold-back or "flawed asset" arrangement) over or in any property, assets or rights of whatsoever nature and includes any agreement for any of the foregoing;

         "Idun" means Mixtop Limited, a wholly owned subsidiary of the Purchaser, being a company incorporated in England under number 3863850 which is in the course of changing its name to Idun Health Care Limited;

         "Properties" means the leasehold properties short particulars of which are set out in Part I of Schedule 2 and the freehold (or heritable/freehold) properties short particulars of which are set out in Part 2 of Schedule 2;

         "Retention" means the sum referred to in Clause 3.2;

         "Sale Shares" means the entire issued share capital of each of the Companies;

         "Seller's Nominee" means the person to be nominated by the Seller to the Purchaser in writing for the purposes of Clause 3.1(B) who shall agree to hold the Tamaris Shares on trust for all members of the Seller other than the Purchaser [or any of the Purchaser's subsidiaries];

         "Seller's Retained Group" means the Seller and each of its subsidiaries other than the Companies; and

         "Tamaris Shares" means the 4,170,250 ordinary shares of 10p each in the capital of the Seller held by the Purchaser.

1.2      Headings

         The headings and sub-headings and any contents pages are inserted for convenience only and shall not affect the construction of this Agreement.

1.3      Schedules

         Each of the Schedules shall have effect as set out in this Agreement.

2.       Sale of Shares

2.1      Sale and Purchase

         Subject to the terms and conditions of this Agreement, the Seller with full title guarantee shall sell or procure the sale of and the Purchaser shall purchase (or procure the purchase of) the Sale Shares free of all Encumbrances and together with all rights now or hereinafter attaching thereto.

2.2      Simultaneous Completion

         The Purchaser shall not be obliged to complete the sale and purchase of any of the Sale Shares unless the sale and purchase of all the Sale Shares is completed simultaneously.

3.       Consideration

3.1      Amount

         The total consideration for the Sale Shares shall consist of:-

         (A) the sum of(pound)1,075,000 which shall be apportioned between the Companies as set out in Schedule 1; and

         (B) the transfer by the Purchaser to the Seller's Nominee of the Tamaris Shares.


3.2      Retention

         The Purchaser shall be entitled to retain out of the consideration payable under Clause 3.1(A) the sum of (pound)200,000 which it shall apply at the Seller's direction solely towards the settlement of the outstanding fees and expenses owed by the Seller and its subsidiaries as at the date of Completion to Messrs Grant Thornton and any balance remaining after final settlement of such fees and expenses shall be paid as soon as reasonably practicable to Barclays Bank Plc on behalf of the Seller.

4.       Condition and Completion

4.1      Condition

         Subject to the following provisions of this Clause, Completion is conditional upon The London Stock Exchange Limited giving consent to the Seller in terms reasonably satisfactory to the Seller and the Purchaser to enable the sale of the Sale Shares to be completed without the posting of a circular to the Seller's shareholders and without the approval of the Seller's shareholders.

4.2      Completion

         (A) The Seller shall use all reasonable endeavours to procure satisfaction of the Condition as quickly as possible and in any event within 2 days of the date hereof. If the Condition cannot be fulfilled simultaneously with Completion within 2 days of the date hereof this Agreement shall upon the expiry of such period terminate.

         (B) Completion shall take place at the offices of Simmons & Simmons, 21 Wilson Street, London EC2M 2TX on the date hereof immediately following the execution hereof or (if later) on the date that the Condition can be fulfilled when the Seller shall do or procure the doing of the things set out in paragraph 1 of Schedule 3 and the Purchaser shall do or procure the doing of the things set out in paragraph 2 of
                  Schedule 3.

5.       Warranties and Undertakings

5.1      Warranties

         The Seller warrants and represents to the Purchaser as follows:

         (A) the Seller, Meadowvale Care Limited, Tamaris Healthcare plc, Tamaris (Scotland) Limited, Tamaris (QCH) Limited and Caledonian Care Limited are the beneficial owners of all the Sale Shares free of all Encumbrances (other than the Charge);

         (B) so far as the Seller is aware having made all reasonable enquiries, the Companies are the beneficial owners of the leasehold interests in each of the Properties as described in
                  Schedule 2 free of all Encumbrances  other than (1) the Charge
                  (2) the  charges  in  favour  of the  landlords  described  in
                  Schedule 2 and (3) such rights of forfeiture as may exist by reason of the failure of the Company to pay rent and other payments to the respective landlords;

         (C) so far as the Seller is aware having made all reasonable enquiries, the rental arrears for each Property listed in Part I (A) of Schedule 2 are as set out against such Property and so far as the Seller is aware there are no other arrears of rental or other payments due by the Companies to the landlords of such Properties;

         (D) so far as the Seller is aware having made all reasonable enquiries, there are no charges or other Encumbrances over any of the assets of the Companies save as set out in such respective Companies' register of charges which have been made available for inspection by the Purchaser prior to the date hereof;

         (E) the Bank Indebtedness does not and will not immediately prior to Completion exceed (pound)3,900,000; and

         (F) so far as the Seller is aware having made all reasonable enquiries, no petition has been presented for the winding up of the Seller and no administrator or receiver (including an administrative receiver) has been appointed over any or all of the Seller's assets.

5.2      Seller's Undertaking

         The Seller undertakes, so far as it is able, to procure that the businesses of the Companies are carried on as going concerns until Completion.

5.3      Purchaser's Undertakings etc

         (A) The Purchaser undertakes to procure the release of the Seller (and each other member of the Seller's Retained Group) from all guarantees given by it in respect of any of the leases set out in Part 1 of Schedule 2 granted to certain of the Companies as soon as reasonably practicable after Completion and pending such release the Purchaser undertakes to indemnify and keep the Seller (and each such member of the Seller's Retained Group) indemnified from and against any loss, damage, liability, cost, charge or expense incurred thereunder. All sums payable under any such indemnity shall be paid free and clear of all deductions or witholdings unless the deduction or withholding is required by law.

         (B) The Purchaser acknowledges and agrees that it has not entered into this Agreement in reliance upon any warranties, representations, assurances or promises made by the Seller or any member of the Seller's Retained Group save for those specified in clause 5.1 above.

5.4      Tax Administration

         (A) The Seller shall make such surrender of losses etc. to the Companies under section 402 Income and Corporation Taxes Act 1988, as the Purchaser may direct save that the Purchaser acknowledges and agrees that losses surrendered in respect of the financial year of the Seller ended 31 March 1998 shall not exceed those taken into account in the draft computations prepared by Messrs Grant Thornton and submitted to the Inspector of Taxes and the losses available for surrender in respect of the financial year of the Seller ended 31 March 1999 shall be limited such that the Seller's Retained Group (other than Lifecare International plc, Tamaris Estates Limited, Billinghay Limited and Walcott Limited) shall be entitled to retain up to (pound)300,000 of such losses.

         (B) The Seller and Purchaser shall, as soon as reasonably practicable and at their own cost and expense attend to the preparation, submission and agreement of the tax computations of their respective companies to be made in respect of all accounting periods of such companies ending on or before 31 March 1999. Before any such computations or returns are submitted to a tax authority, Purchaser and Seller shall deliver drafts thereof to the other party. Provided that the recipient party provides the other with comments on such draft computations and returns within 21 days of them having been received, the Purchaser and Seller shall incorporate the other party's reasonable comments before submission of the computations and returns to a tax authority, subject to 5.4(A) above.

         (C) The Purchaser and the Seller agree that, insofar as reasonably practicable, they will co-operate in providing each other with such information as they may reasonably require to prepare, submit and agree the tax computations and returns of the Companies. For the avoidance of doubt, this clause 5.4(A) shall apply in respect of all accounting periods of the Companies, whether ending on, before or after Completion.

5.5      Warranty Limitations

         Save in the case of fraud or wilful concealment, the liability of the Seller under the warranties and representations referred to in clause
         5.1(B), (C) and (D) shall be limited to the aggregate of the sum specified in clause 3.1(A) together with the Bank Indebtedness and the arrears of rent in relation to the Properties as at Completion. Save in the case of fraud or wilful concealment, no claim shall be made by the Purchaser under such warranties and representations unless such claim is brought within 2 years of the date of Completion or if the subject matter of such claim is specifically apparent from written information disclosed by the Seller or its legal advisers to the Purchaser's legal advisers prior to the date of this Agreement.

6.       Announcements

6.1 The Seller shall fully consult with the Purchaser concerning any announcement regarding this Agreement or the sale and purchase of the Companies hereunder and, except to the extent required by law or the requirements of The London Stock Exchange Limited, shall make such amendments to any such announcement as the Purchaser shall reasonably require.

7.       General

7.1      Assignment

         No party shall be entitled to assign the benefit or burden of all or any of its obligations under this Agreement save that the Purchaser may assign the benefit hereof to any wholly owned subsidiary nominated by it to acquire any of the Sale Shares on Completion save that the Purchaser may not assign the burden of any covenants, obligations or indemnities of the Purchaser contained therein.

7.2      Variations

         No variation of this Agreement shall be effective except if made in writing and signed by each of the parties.

7.3      Further assurance

         On the date of Completion the Seller shall, at the request and cost of the Purchaser, execute or procure the execution of such documents and do or procure the doing of such acts and things as the Purchaser may reasonably require for the purpose of vesting the Sale Shares in the Purchaser or its nominees and/or giving to the Purchaser and/or its nominees the full benefit of all the provisions of this Agreement.

7.4      Costs

         Each party shall bear its own costs arising under or out of this Agreement or its preparation or implementation.

7.5      Notices

         (A) Any notice required to be given under this Agreement or in connection with the matters contemplated by it, shall be made in writing in the English language.

         (B) Any such notice shall be addressed as provided in sub-clause(C) and may be:-

               (1) personally delivered, in which case it shall be deemed to have been given upon delivery at the relevant address; or

               (2) if within the United Kingdom sent by first class pre-paid post, in which case it shall be deemed to have been given two business days after the date of posting; or

               (3) if from or to any place outside the United Kingdom, sent by pre-paid priority air mail, in which case it shall be deemed to have been given seven business days after the date of posting; or

               (4) sent by facsimile, in which case it shall be deemed to have been given when dispatched, subject to confirmation of uninterrupted transmission by a transmission report provided that any notice dispatched by facsimile after 1700 hours on any day shall be deemed to have been received at 0900 (London time) on the next business day.

         (C) The addresses and other details of the parties referred to in sub-clause (B) above, subject to sub-clause (D), are:-

                  Tamaris plc

                  For the attention of:              Barbara Ann Maxwell



                  Address:                           Millbank Tower
                                                     23rd Floor
                                                     Millbank
                                                     London SW1P 4TS

                  Facsimile number:                  0171 630 6911



                  Omega Worldwide, Inc.

                  For the attention of:              Jim Flaherty / Chee Jap

                  Address:                           c/o Omega (UK) Limited
                                                     145 Cannon Street
                                                     London EC4N 5BP

                  Facsimile number:                  0171 929 3555



         (D) Any party to this Agreement may notify the other of any change to the address or any of the other details specified in sub-clause (C), provided that such notification shall only be effective on the date specified in such notice or five business days after the notice is given, whichever is later.

8.       Proper law and jurisdiction

8.1 This Agreement shall be governed by and construed in accordance with English law.

8.2 In relation to any legal action or proceedings to enforce this Agreement or arising out of or in connection with this Agreement ("Proceedings"), each of the parties to this Agreement irrevocably submits to the exclusive jurisdiction of the English courts and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that the Proceedings have been brought in an inconvenient forum.

8.3 The Purchaser appoints Omega (UK) Limited of 145 Cannon Street, London EC4N 5BP as its process agent to receive on its behalf service of process for the Proceedings in England.



IN WITNESS whereof this Agreement has been executed the day and year first before written.


                                 SCHEDULE 1: DETAILS OF COMPANIES

-------------------------------------------------- -------------------------- ------------------------------------

Company                                            Company Number              Allocation of Purchase Price ((pound))
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Bearehill Limited                                  3320417                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Belmont Nursing Home Limited (The)                 2704566                                  254,963
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Bewick Waverley Limited                            3125868                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Caledonian Care Limited                            SC131800                                    1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Caledonian Care (Turriff) Limited                  3320451                              Not Applicable
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Cedarhurst Lodge Limited                           2983922/FC03205                             1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Chapelfield View Limited                           3125856                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Chestnut Lodge Limited                             2983917/FC03204                             1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Doulton Court Limited                              3182910                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Dounemead Limited                                  3138896                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Edgewater Lodge Limited                            3085604/FC03324                             1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Forebank Limited                                   SC157072                                    1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Guthrie Court Limited                              3230901                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Keslaw Limited                                     3182944                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Laudcare Limited                                   3245110                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Laurels Lodge Limited                              3138898                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Leeland Limited                                    3215790                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Lisnisky Limited                                   2896335/FC03193                             1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Lodge Care PLC                                     2524759                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Lodge Care Services Limited                        2894041                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Lunan House Limited                                3230907                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Maldcare Limited                                   3245109                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Meadowvale Care Limited                            3408575                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Continental 89 Limited                             SC175925                             Not Applicable
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Osborne Limited                                    2983915/FC03199                             1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Ringdane Limited                                   3277059                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Rosevale Lodge Limited                             3085602/FC03325                             1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Saintfield Limited                                 2983919/FC03198                             1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamaris (QCH) Limited                              3328661                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

North East Pharmacies Limited                      2868930                              Not Applicable
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

St. Cuthberts Nursing Agency Limited               3231956                              Not Applicable
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamaris (RAM) Limited                              3690221                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamaris (Scotland) Limited                         SC145148                                 300,000
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Duncare Limited                                    SC143116                             Not Applicable
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamaris (South East) Limited                       2896337                                  200,000
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamaris Care Properties Limited                    3538492                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Atlas Healthcare Limited                           3538441                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tameng Care Limited                                3538499                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamscot Care Limited                               3538455                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamulst Care Limited                               3558522                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamcare Limited                                    3725605                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamhealth Limited                                  3655610                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tammillec Limited                                  3245111/FC03409                          200,000
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamaris Management Services Limited                01621124                                 20,000
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Westview Lodge Limited                             3065402                                  100,000
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Continental 92 Limited                             3445911                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamaris (England) Limited                          3445908                                     1
-------------------------------------------------- -------------------------- ------------------------------------
-------------------------------------------------- -------------------------- ------------------------------------

Tamaris (Ulster) Limited                           NI 31980                                    1
-------------------------------------------------- -------------------------- ------------------------------------


                                                   SCHEDULE 2: DETAILS OF PROPERTIES

                                                                PART 1:

                                                       A: LEASEHOLD PROPERTIES:

                                    LANDLORDS OTHER THAN PRINCIPAL HEALTHCARE FINANCE GROUP MEMBERS

                                                  Note T: Figure provided by Tamaris

------------   ----------   -----------------------------------   ---------------  --------------    ------------    ---------------
Company        Address of          Details of Lease                Current Rent    Arrears of Rent     Security        Landlord
owning Lease   Property                                                           and other Monies    Interests
("Tenant")                      (Tamaris PLC: "Tamaris")             (Annual)      as at date of      granted to      ("Landlord")
                                                                                   this Agreement    the Landlord

                             Date       Parties         Term
------------ ------------- --------- --------------   ----------  --------------   --------------   --------------   --------------
------------ ------------- --------- --------------   ----------  --------------   --------------   --------------   --------------
Tammillec     Holywood       Original   (1) Atlantic    25 years   (pound)925,000  (pound)231,250                     Atlantic
Limited       Nursing Home   dated       Healthcare      from      (all 5          (all 5                             Healthcare
              221 Old        lease not   Finance       31.12.1997   properties)     properties)                     Finance Limited
              Holywood       seen        Limited
                Road
              Holywood                  (2) Tammillec
                                              Ltd
                                        (3) Tamaris
                                              Plc

------------------------------------------------------------------------------------------------------------------------------------
Tammillec    Hugh Millar    Original   (1) Atlantic    25 years      As above       As above          Debenture       Atlantic
Limited       House         dated       Healthcare       from                                         16.11.1998      Healthcare
            Strangford      lease not    Finance      31.12.1997                                                    Finance Limited
               Road         seen         Limited
            Downpatrick
            County Down                (2) Tammillec
                                            Ltd

                                       (3) Tamaris Plc
------------------------------------------------------------------------------------------------------------------------------------
Tammillec   Jordanstown     Original   (1) Atlantic     25 years      As above      As above          Debenture        Atlantic
Limited      Nursing        dated        Healthcare      from                                         16.11.1998       Healthcare
               Home         lease not    Finance        31.12.1997                                                  Finance Limited
                            seen         Limited
            14 Old Manse
                Road                   (2) Tammillec
            Newtownabbey                    Ltd
                                       (3) Tamaris
           County Antrim                    Plc

------------------------------------------------------------------------------------------------------------------------------------
Tammillec   Lecale Lodge    Original    (1) Atlantic     25 years     As above     As above           Debenture         Atlantic
Limited                     dated         Healthcare      from                                        16.11.1998        Healthcare
            Stringford      lease not     Finance        31.12.1997                                                 Finance Limited
                Road        seen          Limited
             Downpatrick
                                        (2) Tammillec
            County Down                      Ltd

                                        (3) Tamaris
                                            Plc

------------------------------------------------------------------------------------------------------------------------------------
Tammillec  Stratheran       Original    (1) Atlantic     25 years     As above     As above                             Atlantic
Limited    Court Care       dated         Healthcare      from                                                         Healthcare
             Centre         lease not     Finance        31.12.1997                                                 Finance Limited
                            seen          Limited

           Belmont Road                 (2) Tammillec
                                              Ltd
         City & County                  (3) Tamaris
             & Belfast                         Plc



------------------------------------------------------------------------------------------------------------------------------------
Dounemead  The Meadows      03.03.1998   (1) Landlord     21 years   (pound)170,500    9/99           Debenture        Care Home
Limited     Nursing                                        from                      (pound)42,625      4.3.98          Properties
              Home                       (2) Tenant       04.03.1998                    T             Standard          Limited
                                                         [EXTENDED]                                   Security          ("CHP")
           Huntly, Aberdeen              (3) Tamaris                                                   3.3.98

           Burnside Road,
               Huntly

            AB54 4UH


------------------------------------------------------------------------------------------------------------------------------------
Dounemead  Dounemount       03.03.1998   (1) Landlord     21 years    (pound)105,050   9/99              Standard        Care Home
Limited     Nursing                                         from                     (pound)26,263       Security        Properties
           Home, Manduff                 (2) Tenant      04.03.1998                      T               3.3.98           Limited
                                                         [EXTENDED]
           Gellymill Street              (3) Tamaris
             Macduff

            AB45 3QL

------------------------------------------------------------------------------------------------------------------------------------
Dounemead   Hall House      07.04.1999   (1) Landlord     25 years    (pound)179,000   Q to 9/99         Standard        Care Home
Limited        Home,                                       from                      (pound)44,750       Security        Properties
            Kilmarnock,                  (2) Tenant     31.03.1999                                       31.3.99          Limited
                Ayr                                                                       T
                                         (3) Tamaris

            21 Main Road

              Fenwick,
             Ayrshire

             KA36 6AH

-----------------------------------------------------------------------------------------------------------------------------------
Ringdane    Cameron House 2  26.01.1998  (1) Landlord      21 years   (pound)112,200   Rent to 29/9/99    Debenture       Carlton
Limited                                                      from                     Q to 6/99 28,050    31.03.98       Healthcare
            Cameron Street               (2) Tenant      25.12.1997                   Q to 9/99 28,850                   Properties
                                                                                                ------                    Limited
             Elton, Bury                 (3) Tamaris     [EXTENDED]                   (pound)56,100                     ("Carlton")
                                                                                            -------
              BL8 2QH


------------------------------------------------------------------------------------------------------------------------------------
Ringdane    Coventry         26.01.1998  (1) Landlord      21 years   (pound)128,590   Rent               Debenture        Carlton
limited      Beaumont                                       from                      Q to 9/99
            Nursing Home                 (2) Tenant       25.12.1997                 (pound)32,147.50     31.03.98
                                                          [EXTENDED]
            Conventry                    (3) Tamaris

             CV4 7AH


------------------------------------------------------------------------------------------------------------------------------------

Ringdane   Dane House        26.01.1998   (1) Landlord     21 years    (pound)141,350  Q to 6/99           Debenture        Carlton
Limited     Beaumont                                        from                     (pound)35,337.50
           Nursing Home                   (2) Tenant      25.12.1997                                       31.03.98
                                                         [EXTENDED]                   Q to 9/99
          52 Dyke Road                    (3) Tamaris                               (pound)35,337.50
           Brighton
           BN1 5LE

------------------------------------------------------------------------------------------------------------------------------------
Ringdane  Havencourt         31.05.1999   (1) Landlord    29 years 11   (pound)176,300   Q to 6/99           Standard       Carlton
Limited    Nursing                                        months from                                        Security
            Home,                         (2) Tenant      17.5.1999                        and               15.05.99

         Stonehaven                       (3) Tamaris                                    Q to 9/99
          AB39 22H                                                                      (pound)62,912
                                                                                        (in total)


------------------------------------------------------------------------------------------------------------------------------------
Ringdane  Ringshill          26.01.1998   (1) Landlord     21 years     (pound)277,530   Q to 6/99           Debenture      Carlton
Limited                                                      from                      (pound)69,382.50
          Nursing                         (2) Tenant       12.12.1997                                        31.03.98
                                                                                        Q to 9/99
       Home Sallowbush Road               (3) Tamaris      [EXTENDED]                  (pound)69,382.50

          Huntingdon

          PE18 7AE


------------------------------------------------------------------------------------------------------------------------------------
Ringdane  South Bebside      26.01.1998   (1) Landlord      21 years     (pound)78,100    Q to 6/99           Debenture    Carlton
Limited   Nursing Home                                       from                       (pound)19,525.00
         Patterdale Road                  (2) Tenant        25.12.1997                                        31.03.98
         Blyth NE 24 5JU                                    [EXTENDED]                   Q to 9/99
                                          (3) Tamaris                                  (pound)19,525.00



------------------------------------------------------------------------------------------------------------------------------------
Ringdane South Park I and    26.01.1998   (1) Landlord      21 years      (pound)281,600  Q to 6/99           Debenture     Carlton
Limited                                                      from                           (pound)70,400
          South Park II                   (2) Tenant       25.12.1997                     Q to 9/99           31.03.98
                                                                                          (pound)70,400
          Nursing Homes                   (3) Tamaris      [EXTENDED]

     Gale Lane, Acomb, York

------------------------------------------------------------------------------------------------------------------------------------
Ringdane  South Quay I and    26.01.1998  (1) Landlord      21 years      (pound)190,630   Q to 6/99           Debenture     Carlton
Limited                                                       from                      (pound)47,657.50       31.03.98
           South Quay II                  (2) Tenant       25.12.1997
                                                                                          Q to 9/99
           Nursing Homes                  (3) Tamaris       [EXTENDED]                   (pound)47,657.50

         Cowpen Road, Blyth

            NE24 5TT

------------------------------------------------------------------------------------------------------------------------------------

Meadowvale  Meadowvale        14.04.1999    (1) Landlord    10.03.1999     (pound)173,250   9/99              Standard   Healthcare
Care         Nursing                                          to                         (pound)43,312.50                  Security
Limited    Home Bathgate West               (2) Tenant      28.09.2033                                        08.03.1999    Holdings
             Lothian                                                                                                         Limited
                                            (3) Tamaris                                                                       ("HH")
             EH48 2BF

------------------------------------------------------------------------------------------------------------------------------------
Tamhealth   Flowerdown        08.12.1998   (1) Healthcare   08.12.1998 -   (pound)145,425   9/99              Supplemental      HH
Limited     Nursing Home,                   Holdings Ltd    30.11.2033                    (pound)36,356.25    Legal Charge
          Haverstock Road                                                     To be                           08.12.1998
                                           (2) Tamhealth Ltd                increased
            Winchester                                                     when advance
             SO22 6NT                      (3) Tamaris Plc                  made for
                                                                          extension of
                                                                        (pound)900,000 by
                                                                        (pound)94,500 pm.

------------------------------------------------------------------------------------------------------------------------------------
Tamhealth   Rosemount        23.04.1999     (1) Landlord     11.12.1998    (pound)173,250   9/99              Standard           HH
Limited                                                         to                          (pound)43,313     Security
          Nursing Home,                     (2) Tenant       30.11.2033                                       03.02.99
           Perth Road,
                                            (3) Tamaris
          Blair Gowrie

           Perthshire
            PH10 6PY

------------------------------------------------------------------------------------------------------------------------------------
Tamhealth  Garioch Nursing    15.04.1999    (1) Landlord     23.12.1998    (pound)173,250    9/99             Standard            HH
Limited    Home Commercial                                       to                         (pound)43,313     Security
              Road,                         (2) Tenant       30.11.2033                                       03.02.99
          Inverurie, Aberdeen
                                            (3) Tamaris

------------------------------------------------------------------------------------------------------------------------------------
Tamhealth  Buchanan House                   (1) Landlord     9.12.1999     (pound 330,750)  9/99             Supplemental         HH
Limited     Gampien Way                                         to                       (pound)122,062.50   Legal Charge
             Bearsden                       (2) Tenant       30.11.2033                                       8.12.1998
              Glasgow                                                                   Includes Buchanan    Debenture
             G61 4RN                        (3) Tamaris                                     Lodge            24.12.1998

------------------------------------------------------------------------------------------------------------------------------------
Tamhealth  Buchanan Nursery,                (1) Landlord                   (pound)1                                               HH
Limited    Grampien Way,
           Bearsden                         (2) Tenant

                                            (3) Tamaris

------------------------------------------------------------------------------------------------------------------------------------
Tamhealth  Buchanan Lodge,                  (1) Landlord    9.12.1999 to  (pound)157,500    As above                              HH
Limited    Grampien Way,                                    30.11.2033
            Bearsden                        (2) Tenant
            G61 4RN
                                            (3) Tamaris

------------------------------------------------------------------------------------------------------------------------------------
Tamhealth  Gosmore Nursing   18.01.1999     (1) Landlord    18.01.1999 to  (pound)271,950   9/99             Supplemental         HH
Limited       Home                                          30.11.2033                     (pound)67,987.50  Legal Charge
           Hitxhin Road,                    (2) Tenant                                                       18.01.1999
          Gosmore SG4 QN
                                            (3) Tamaris


------------------------------------------------------------------------------------------------------------------------------------
Tamhealth Highfield Nursing  18.01.1999     (1) Landlord    18.01.1998 to  (pound)211,050   9/99             Supplemental         HH
Limited    Care Centre                                      30. 11.2033                     (pound)52,763    Legal Charge
                                            (2) Tenant                                                       18.01.1999
          34-36 Hoe Lane
                                            (3) Tamaris
             Ware

           SG1 9N2

------------------------------------------------------------------------------------------------------------------------------------
Tamhealth Sutton Valence     18.01.1999     (1) Landlord     18.01.1999 to   (pound)231,000  9/99             Supplemental        HH
Limited   Nursing Home,                                      30.11.2033                     (pound)57,750     Legal Charges
          Warmlake, North                   (2) Tenant                                                        18.01.1999
          Street, Sutton Valence
          ME17 3LW                          (3) Tamaris                                                       08.03.1999

------------------------------------------------------------------------------------------------------------------------------------
Tamhealth Woodside House,    15.04.1999     (1) Landlord     23.12.1998 to   (pound)115,500  9/99             Standard            HH
Limited   Persley,                                           30.11.2033                       (pound)28,875   Security
          Aberdeen                          (2) Tenant                                                        03.02.1999
          AB21 9XQ
                                            (3) Tamaris

------------------------------------------------------------------------------------------------------------------------------------
Tamaris   Dormy Nursing &    20.03.1997     (1) Landlord     21 years from   (pound)258,500  9/99            Debenture        IHP
(South                                                       29.09.1996                      (pound)64,625   20.03.1997     Limited
East)     Residential Home,                 (2) Tenant                                                                       ("IHP")
Limited   Ridge Mount Road                                   [EXTENDED]
                                            (3) Tamaris
          Sunningdale,
            Berkshire
            SL5 9RL

------------------------------------------------------------------------------------------------------------------------------------
Tamaris   Lydfords Nursing   20.03.1997     (1) Landlord     21 years from   (pound)198,000  (pound)49,500   Debenture          IHP
(South       Home,                                           29.09.1996                        9/99          20.03.1997
 East)    23 High St, East                  (2) Tenant
Limited                                                      [EXTENDED]
         Hoathly, Wealden E.                (3) Tamaris
              Sussex
             BN8 6DR


------------------------------------------------------------------------------------------------------------------------------------
Tamaris   Bearehill Nursing  Undated        (1) IHP Limited   21 years from   (pound)185,350  (pound)46,337.50    ?              IHP
(South        Home                                            17.06.1997                         9/99
 East)       Bearehill                      (2) Bearehill
Limited   Breclan, Angus                         Limited      [EXTENDED]
  ?      24 Castle Street       ?
          Brechin Dundee                    (3) Tamaris Plc
            DD9 6JU

------------------------------------------------------------------------------------------------------------------------------------
Tamaris  Lakeside Gardens    04.12.1996     (1) IHP Limited    21 years from  (pound)200,040   (pound)50,010  Debenture         IHP
(South    Nursing Home                      (2) Torrcare Ltd   29.09.1996                         9/99        31.03.1998
 East)    Station Road                      (3) Tamaris Plc
Limited    Washington                                          [EXTENDED]
          Sunderland
          NE38 8NA


------------------------------------------------------------------------------------------------------------------------------------
Tamaris  Laurels Lodge       02.09.1997     (1)  Landlord       21 years from (pound)192,500   (pound)48,125 Standard           IHP
(South     Nursing and                      (2)  Tenant         03.09.1996                         9/99      Security
 East)   Residential Home,                  (3)  Tamaris                                                     30.10.1997
Limited    Station Road,                                        [EXTENDED]
         Woodside, Aberdeen
              AB24 2UL

------------------------------------------------------------------------------------------------------------------------------------
Tamaris  Pear Tree           20.03.1997     (1)  Landlord        21 years     (pound)264,000  (pound)66,000                     IHP
(South   Residential                        (2)  Ross Pear        from                            9/99
 East)   Nursing Home                              Limited       29.09.96                           T
Limited  24 Gordon Road                     (3)  Tamaris         [EXTENDED]
          Chingford
          E46 1BN


------------------------------------------------------------------------------------------------------------------------------------
Tamaris  Ross Wyld           20.03.1997     (1)  Landlord        21 years     (pound)385,000   (pound)96,250                    IHP
(South   Nursing Home,                      (2)  Ross Pear        from                              9/99
 East)   458 Forest Road,                          Limited       29.09.1996                          T
Limited  Walthamstow                        (3)  Tamaris         [EXTENDED]
          E17 9PZ

------------------------------------------------------------------------------------------------------------------------------------
Tamaris  Turriff Nursing      o             (1)  Landlord        21 years     (pound)201,300    (pound)50,325                    IHP
(South   and Residential                                          from                              9/99
 East)      Home                            (2)  Continental     25.03.1977          T                T
Limited   AB53 4DD                               Shelf 76         [EXTENDED]
                                                 Limited (now
                                                 called Caledonian
                                                 Care (Turriff)
                                                 Limited)

------------------------------------------------------------------------------------------------------------------------------------
Belmont  The Belmont         20.03.1997     (1)  Landlord         21 years    (pound)363,000   (pound)90,750  Debenture         IHP
Nursing  Nursing Home                       (2)  Tenant            from                            9/99       20.03.1997
Home       Limited,                         (3) Tamaris           29.09.1996                                     T
Limited  93 Pevensey                                             [EXTENDED]
(The)    Bay Road,
         Eastbourne,
          East Sussex
          BN23 6JG

------------------------------------------------------------------------------------------------------------------------------------
Chestnut Chestnut Lodge      06.02.1995    (1)  Nursing Home      25 years    (pound)124,200      None                       NHPS 1
Lodge    Nursing Home,                          Properties PLC     from
Limited  47 Carrickaness                                          06.02.1995
         Road, Benburb,                    (2)  Tenant
          Co. Tyrone

------------------------------------------------------------------------------------------------------------------------------------
Saintfield Saintfield Lodge  06.02.1995    (1)  Nursing Home      25 years    (pound)176,256      None       Rent Deposit    NHPS 1
Limited    Nursing                              Properties PLC      from                                     06.02.1995
            Home                                                  06.02.1995        T
                                           (2)  Tenant                                                       Mortgage
                                                                                                             Debenture
                                                                                                             06.02.1995
------------------------------------------------------------------------------------------------------------------------------------
Lisnisky  Lisnisky Nursing      o          (1)  Nursing Home       25 years    pound)210,996      None                        NHPS 1
Limited      Home,                              Properties PLC
          16 Lisnisky Lane,                                                         T
          Portadown, Co.                   (2)  Tamaris (Ulster)
             Armagh                               Limited

------------------------------------------------------------------------------------------------------------------------------------
Edgewater Edgewater Lodge    27.03.1997    (1)  Landlord           25 years   (pound)257,796     None        Mortgage       NHPS 1
Lodge     Nursing Home,                    (2)  Tenant               from                                    Debenture
Limited   5 Sunnydale Avenue,              (3)  Tamaris            27.03.1997       T                        27.03.1997
          Millisle Road,
          Bonaghade, County
            Down



-----------------------------------------------------------------------------------------------------------------------------------
West      West View Lodge    27.03.1997    (1)  Landlord           25 years from                  None                       NHPS 1
View                                       (2)  Tenant              27.03.1997
Lodge
Limited                                    (3)  Tamaris

------------------------------------------------------------------------------------------------------------------------------------
West      West View House    22.04.1999    (1)  Landlord          22.04.1999 to                   None                      NHPS 3
View                                       (2)  Tenant            27.03.2022
Lodge                                      (3)  Tamaris
Limited
------------------------------------------------------------------------------------------------------------------------------------
Rosevale  Rosevale Lodge,    27.03.1997    (1)  Landlord         25 years from                    None                      NHPS 1
Limited    173 Moira Road                  (2)  Tenant           27.03.1997
            Lisburn                        (3)  Tamaris
           Co. Antrim

------------------------------------------------------------------------------------------------------------------------------------
Cedarhurst Cedarhurst Lodge  06.02.1995    (1) Nursing Home      25 years     (pound)238,500      None       Mortgage       NHP Plc
Lodge      Nursing Home,                        Properties PLc    from                                       Debenture
Limited    Cederhurst Road,                                      06.02.1995         T                        06.02.1995
             Belfast                       (2)  Tenant
                                                                                                             Rent Deposit
                                                                                                            Deed 06.02.1995

------------------------------------------------------------------------------------------------------------------------------------
Laudcare  Blackwell          04.10.1996    (1) NHP Securities    25 years     (pound)246,240      None       Debenture        NHP
Limited   Nursing Home                                             from                                     04.12.1996    Securities
          Durder Road                      (2) Landcare         04.10.1996          T
          Carlisle Cumbria                     Limited

------------------------------------------------------------------------------------------------------------------------------------
Laudcare  Millbrow Nursing   22.01.1996    (1) NHP Plc          25 years      (pound)167,400      None                      NHP
Limited    Home                                                   from                                                    Securities
          Widness                          (2) Speciality      01.01.1996           T                                     Number 3
                                                Care UK                                                                   Limited
                                               Lease Homes Ltd                                                           ("NHPS3" )
                                           (3) Speciality Care
                                                 Plc

------------------------------------------------------------------------------------------------------------------------------------
Laudcare  Stanton Lodge      31.07.1995    (1) NHP Securities   25 years      (pound)248,400      None                     NHPS 1
Limited   Nursing &                               Ltd             from
          Residential Home                 (2) Maldcare Ltd    27.03.1997
           Shiremoor
          Newcastle Upon Tyne


------------------------------------------------------------------------------------------------------------------------------------
Laudcare  Willoughby         19.12.1996    (1) NHP Securities   25 years      (pound)162,000      None                       NHP
Limited   Nursing Home                           No 1            from                                                    Securities
           Boston,                                              04.10.1996                                                   Plc
         Lincolnshire                      (2) Speciality Care
                                              UK Lease Homes Ltd

                                           (3) Speciality Care
                                                  Plc

------------------------------------------------------------------------------------------------------------------------------------
Laudcare  Avonmead           13.02.1998    (1) NHP Securities   25 years      (pound)171,315      None       Mortgage        NHPS3
Limited   Nursing Home                           Number 4        from                                        Debenture
                                                                10.02.1998                                   28.05.1999
                                           (2) Loughbray Ltd

                                           (3) Arcadia Healthcare

------------------------------------------------------------------------------------------------------------------------------------
Laudcare  Kingsmead          13.02.1998    (1)  Landlord        25 years     (pound)163,260       None                       NHPS3
Limited    Nursing                                                from
           Home,                           (2)  Loughbray       10.02.1998          T
          Prospect Place,                         Limited
          Old Town Swindon                 (3)  Arcadia
                                              Healthcare PLC



------------------------------------------------------------------------------------------------------------------------------------
Laudcare  Ladymead           13.02.1998    (1)  Landlord        25 years     (pound)159,840       None       Mortgage         NHPS 3
Limited   Nursing Home                                            from                                       Debenture
          Moormead Road,                   (2)  Loughbray       10.02.1998                                   28.05.1999
          Wroughton,                             Limited
           Swindon                         (3)  Arcadia
                                               Healthcare Plc

------------------------------------------------------------------------------------------------------------------------------------
Laudcare  Oak Tree           17.06.1998    (1) Employagent Ltd  25 years     (pound)267,840       None       Debenture        NHPS3
Limited   House Area 14,                                          from                                       30.07.1999
          Brisham Park, Yate,              (2) Loughbray Ltd    17.06.1998
          Bristol Avon
                                           (3) Arcadia
                                              Healthcare Plc


------------------------------------------------------------------------------------------------------------------------------------
Laudcare  Stanshawes         19.12.1996    (1)  Landlord        25 years     (pound)165,900       None                       NHPS 1
Limited   Nursing Home                                            from
          11 Standshares                   (2)  Loughbray       19.12.1996
            Drive                                 Limited
          Bristol, Avon
                                           (3)  Arcadia
                                              Healthcare Plc

------------------------------------------------------------------------------------------------------------------------------------
Osborne   Bethany            06.02.1995    (1)  Nursing Home    25 years     (pound)108,000       None       Debenture      NHP Plc
Limited   Nursing Home,                        Properties Plc     from                                       06.02.1995
          69 Osborne Park                                       06.02.1995
           Belfast                         (2)  Tenant

------------------------------------------------------------------------------------------------------------------------------------
Forebank  Forebank
Limited



------------------------------------------------------------------------------------------------------------------------------------
Lodge     Appointed Manager of 2
Care      Doulton Court Homes,
PLC       Kestrel & Lawn Park


------------------------------------------------------------------------------------------------------------------------------------
Tamaris   Ballieston                                                          (pound)245,004   (pound)1,595                  GCP
(RAM)                                                                                                                     Nominees
Limited                                                                             T                T               Limited ("GCP")

------------------------------------------------------------------------------------------------------------------------------------
Tamaris   Benholm                                                             (pound)120,000   (pound)746                    GCP
(RAM)
Limited
                                                                                    T                T

------------------------------------------------------------------------------------------------------------------------------------
Tamaris   Bracknell          14.09.1999    (1) MM&S (2538)      30 years      (pound)99,996    (pound)808     Charge          GCP
(RAM)                                           Ltd              from                                         14.09.1999
Limited                                    (2) Tenant          04.09.1999          T

                                           (3) Tamaris Plc

------------------------------------------------------------------------------------------------------------------------------------
Tamaris   Cardonald                                                           (pound)110,009   (pound)817                     GCP
(RAM)
Limited                                                                             T                T

------------------------------------------------------------------------------------------------------------------------------------
Tamaris   Cumberland                                                          (pound)300,000   (pound)1563                    GCP
(RAM)
Limited
                                                                                    T                T

------------------------------------------------------------------------------------------------------------------------------------
Tamaris   Montrose           10.09.1999    (1) MM&S (2538)      30 years      (pound)69,996    (pound)757     Charge          GCP
(RAM)                                            Ltd              from                                        14.09.1999
Limited                                    (2) Tenant          14.09.1999           T                T

                                           (3) Tamaris Plc

------------------------------------------------------------------------------------------------------------------------------------
Tamaris   Stobhill                                                            (pound)234,996   (pound)1592                   GCP
(RAM)
Limited
                                                                                    T                T

------------------------------------------------------------------------------------------------------------------------------------
Tamscot   Beach Court        04.05.1999    (1) Landlord         25 years      (pound)165,000   (pound)41,250              Care Home
Care      Nursing Home,                                           from                                                   Properties
Limited   Constition Street,               (2) Tenant           31.03.1999
           Aberdeen
                                           (3) Tamaris

------------------------------------------------------------------------------------------------------------------------------------
Tameng    St. Catherine's    24.06.1998    (1) Landlord         25 years      (pound)170,000                           Tamaris Care
Care      Nursing Home,                                          from                                                   Properties
Limited   Queen Street,                    (2) Tenant           24.06.199                                                Limited
          Harwich, Bolton
                                           (3) Tamaris

------------------------------------------------------------------------------------------------------------------------------------
Caledonian Livingston
Care                                                                                                              Merithelp Limited
Limited    Murieston,
           Livingston
------------------------------------------------------------------------------------------------------------------------------------



                                                        B: LEASEHOLD PROPERTIES
                                             PRINCIPAL HEALTHCARE FINANCE GROUP LANDLORDS



-------------- ----------------------------------- ---------------------------------- ----------------------------------
Lessor         Company owning Lease ("Tenant")     Property                           Landlord (Landlord)

-------------- ----------------------------------- ---------------------------------- ----------------------------------
               Chapelfield View Limited            Chapel View                        PHF   Securities   No.1   Limited
                                                   Field View                         ("PHFS1")
-------------- ----------------------------------- ---------------------------------- ----------------------------------
               Bewick Waverley Limited             Bewick                             PHFS1
                                                   Waverley
-------------- ----------------------------------- ---------------------------------- ----------------------------------
               Duncare Limited                     Camperdown                         PHFS1
                                                   Rosebank
                                                   Tullideph
-------------- ----------------------------------- ---------------------------------- ----------------------------------
               Guthrie Court Limited               Guthrie Court                      PHFS1
-------------- ----------------------------------- ---------------------------------- ----------------------------------
               Doulton Court Limited               Doulton Court-Sutton               PHFS1
                                                   Doulton Court-Skegness
-------------- ----------------------------------- ---------------------------------- ----------------------------------
               Keslaw Limited                      Kestrel Lodge                      PHFS1
                                                   Lawn Park
-------------- ----------------------------------- ---------------------------------- ----------------------------------
               Leeland Limited                     Oaklands                           PHFS1
                                                   Woodlea
-------------- ----------------------------------- ---------------------------------- ----------------------------------
               Maldcare Limited                    Stanton Grove                      PHF Securities No.2 Limited
-------------- ----------------------------------- ---------------------------------- ----------------------------------
               Tamulst Care Limited                Hawthorn                           PHF Securities No.3 Limited
-------------- ----------------------------------- ---------------------------------- ----------------------------------
               Atlas Healthcare Limited            The Arc                            PHF Leasing Property Limited
                                                   Tunstall
-------------- ----------------------------------- ---------------------------------- ----------------------------------
               Tamaris (QCH) Limited               Abigail Lodge                      PHF Leasing Property Limited
                                                   Bannatyne Lodge
                                                   Barrington Lodge
                                                   Beauley Lodge
                                                   Brampton Court
                                                   Brandon Lodge
                                                   Brydan Court
                                                   Burlam Road
                                                   Byker Hall
                                                   Chasedale
                                                   Eastbourne
                                                   Elswick Hall
                                                   Harbour View
                                                   Herrington Grange
                                                   Hollie Hill
                                                   Hunter Hall
                                                   Highstone Mews
                                                   Lawrence Court
                                                   Lea Green Court
                                                   Maple Lodge
                                                   Marton Road
                                                   Northlea Court
                                                   Norton Court
                                                   Norton Glades
                                                   Peterlee
                                                   Regents View
                                                   Riverside Court
                                                   Roseworth
                                                   Rydal
                                                   Springfield
                                                   Swan Lodge
                                                   The Laurels
                                                   The Mews
                                                   Victoria Lodge
                                                   Walker Lodge
                                                   Warrior Park
                                                   Westcott
-------------- ----------------------------------- -------------------------------- ----------------------------------



                                                      PART 2: FREEHOLD PROPERTIES



             ---------------------------- ----------------------------- ---------------------------------
                       Address                   Company Owning                Security Interest
             ---------------------------- ----------------------------- ---------------------------------
             ---------------------------- ----------------------------- ---------------------------------
             St. Catherines               Tamaris Care Properties       Charge to Barclays Bank Plc
                                          Limited
             ---------------------------- ----------------------------- ---------------------------------
             ---------------------------- ----------------------------- ---------------------------------
             Lunan House                  Lunan House Limited           Charge to Barclays Bank Plc
             ---------------------------- ----------------------------- ---------------------------------



                      SCHEDULE 3: COMPLETION ARRANGEMENTS


1.       Seller's obligations

          On Completion, the Seller shall:-

          (A)     deliver or procure the delivery to the Purchaser of :-

               (1) duly executed transfers of the Sale Shares by the registered holders thereof in favour of the Purchaser or its nominee(s) together with the related share certificates;

               (2) such waivers or consents as the Purchaser may require to enable the Purchaser or its nominee(s) to be registered as holder(s) of the Sale Shares; and

               (3)  the Deeds of Release;

          (B) procure that each of the directors and secretary of each of the Companies shall (unless otherwise specified by the Purchaser) retire from all their respective offices and execute and deliver to the Purchaser a deed (in the Agreed
                  Form) made out in favour of the relevant Company acknowledging that following such loss of office such director or secretary has no claim outstanding for compensation, indemnity or otherwise and without any payment under the Employment Protection (Consolidation) Act 1978 (as amended);

          (C)     deliver to the Purchaser as agent for the Companies:-

               (1) all statutory and other books (duly written up to Completion) of each of the Companies and their Certificate of Incorporation, and common seal;

               (2) the original leases (and all other title deeds) to each of the Properties in the possession and/or which are available to the Purchaser (or where these are not available, an undertaking from the holder that (subject only to any such Encumbrances as are referred to in Clause
                    5.1)  he/it  is   holding   the  same  to  the unconditional
                    order of the relevant Company free from all liens and/or other Encumbrances); and

               (3) a deed duly executed by the Seller and each other member of the Seller's Retained Group in the Agreed Form confirming that with effect from Completion there is no indebtedness or other obligations or liabilities owed by any of the Companies to the Seller and/or each other such member of the Seller's Retained Group on any account whatsoever;

          (D) procure a board meeting of each of the Companies to be held at which there shall be:-

               (1) passed a resolution to register a transfer of the Sale Shares (subject only to due stamping) and to register, in the Register of Members, each transferee as the holder of the shares concerned;

               (2) appointed as directors and/or secretary of each of the Companies such persons as the Purchaser may nominate, such appointments to take effect upon Completion;

               (3) tendered the resignations and acknowledgements of the directors and secretary referred to in sub-paragraph (B) above; and

               (4) changed the situation of the registered office and (subject to the Companies Act 1985) the accounting reference date, each as the Purchaser may direct and deliver certified copies of the relevant board minutes to the Purchaser;

          (E) deliver to the Purchaser a certified copy extract (in the Agreed Form) from the board minutes of the Seller approving and authorising the entry into by the Seller of this Agreement;

          (F) subject to the satisfaction of the Purchaser's obligation under paragraph 2(D) below, procure the registration as soon as reasonably practicable of the Tamaris Shares in the name of the Seller's Nominee and deliver to the Purchaser as soon as reasonably practicable a certified copy extract of the Seller's Nominee's register of members evidencing the same and a certified copy of a declaration of trust (in a form reasonably acceptable to the Purchaser) duly executed by the Seller to the effect that the Seller's Nominee holds the Tamaris Shares on trust for all the members of the Seller other than the Purchaser [and its subsidiaries];

          (G) deliver to the Purchaser an acknowledgement by the Seller and each other member of the Seller's Retained Group:

                         (i) that none of them has any beneficial interest in or right in respect of any rent deposits
                              (whether or not referred to in Schedule 2) held by or on behalf of landlords in relation to the Properties; and

                        (ii) that to the extent that any of them hold documents of title or original documents relating to the Properties, or they have rights of control over the same, they hold such documents and rights on trust for the Companies and free of all liens; and

          (H) assist the Purchaser in revoking all existing authorities of the Companies to banks and the giving of new authorities to them as the Purchaser may direct.

2.       Purchaser's obligations
         -----------------------

         On Completion the Purchaser shall:-

          (A) procure the payment to Barclays Bank plc on behalf of the Seller of the sum of(pound)1,060,312.50 less the Retention;

          (B) subject to the delivery of Memery Crystal's invoice to the Purchaser, procure the payment to Memery Crystal on behalf of the Seller of the sum of (pound)14,687.50;

          (C) procure the payment to Barclays Bank plc of the sum of (pound)1,250,000 by way of security for the guarantee to be issued by Idun to Barclays Bank plc; and

          (D) deliver to the Seller's Nominee a duly executed share transfer (together with the related share certificates or an indemnity in lieu thereof) for the Tamaris Shares.

         Any payment required to be or procured to be made by the Purchaser shall be by bankers draft or wire transfer of immediately available funds and payment of the same to Barclays Bank plc or Memery Crystal (as the case may be) shall constitute a complete discharge to the Purchaser.

EXECUTED by                                 )

Tamaris plc acting by the                   )
following duly authorised directors:        )




/s/ GRAEME WILLIS
 ......................................................
Director




/s/ BARBARA-ANN MAXWELL
 ........................................................
Director



EXECUTED on behalf of                       )
OMEGA WORLDWIDE, INC                        )
by JAMES P. FLAHERTY                        )       /s/ JAMES P. FLAHERTY
being a person who in                       )
accordance with the                         )
laws of its jurisdiction of                 )
incorporation is acting under               )
the authority of the company                )